Rule 497(e)

File No. 333-146827

Innovator ETFs ® Trust

(the “Trust”)

Innovator U.S. Equity Buffer ETF™ – December

Innovator U.S. Equity Power Buffer ETF™ – December

Innovator U.S. Equity Ultra Buffer ETF™ – December

(each, a “Fund” and together, the “Funds”)

Supplement To Each Fund’s Prospectus
Dated February 27, 2024

November 22, 2024

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately one year. The current Outcome Period for each Fund will end on November 30, 2024, and each Fund will commence a new Outcome Period that will begin on December 1, 2024 and end on November 30, 2025. Each Fund’s Cap will not be determined until the start of the new Outcome Period on December 1, 2024. A supplement to each Fund’s prospectus will be filed on November 29, 2024 that will include the actual Cap for the new Outcome Period, which may be higher or lower than the estimated Cap ranges set forth below. As of November 22, 2024, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator U.S. Equity Buffer ETF™ – December	BDEC	14.81% – 16.81% (14.02% – 16.02% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Power Buffer ETF™ – December	PDEC	11.38% – 13.13% (10.59% – 12.34% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Ultra Buffer ETF™ – December	UDEC	11.13% – 12.88% (10.34% – 12.09% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference